SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant  |X|
 Filed by a Party other than the Registrant  |_|

 Check appropriate box:
 |_|  Preliminary Proxy Statement
                                             |_| Confidential, for Use of
                                                 the Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
 |X|  Definitive Proxy Statement
 |_|  Definitive Additional Materials
 |_|  Soliciting Material under Rule 14a-12


                            NIAGARA CORPORATION
                            -------------------
              (Name of Registrant as Specified in Its Charter)


                               Not Applicable
 ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

|X| No fee required.
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    (1) Amount Previously Paid:

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                            [Niagara Letterhead]



                                                               May 29, 2001

Dear Stockholder:

      You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Niagara Corporation, to be held at the offices of M&T Bank, 350 Park Avenue, 6th Floor, New York, New York, on Tuesday, June 26, 2001 at 10:00 A.M. local time.

      At the Annual Meeting, you will be asked to elect a Board of six Directors and to ratify the appointment of independent accountants for 2001. Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the accompanying self-addressed stamped envelope as promptly as possible. This will not prevent you from revoking your proxy or voting by ballot should you attend the Annual Meeting and wish to change your vote or vote in person.

      On behalf of the Board of Directors and management of Niagara Corporation, we thank you for your continued support and confidence in the Company.

                                            Sincerely,


                                            Michael Scharf
                                            Chairman, President
                                            and CEO




------------------------------------------------------------------------------
                           YOUR VOTE IS IMPORTANT
        PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY,
            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
------------------------------------------------------------------------------




                            NIAGARA CORPORATION

               NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of
Stockholders of Niagara Corporation, a Delaware corporation (the
"Company"), will be held at the offices of M&T Bank, 350 Park Avenue, 6th Floor, New York, New York 10022, on Tuesday, June 26, 2001, at 10:00 a.m. local time for the following purposes:

         1. To elect a Board of six Directors, each to serve until the next Annual Meeting of Stockholders or until a successor shall have been duly elected and qualified;

         2. To ratify the appointment of BDO Seidman LLP as the Company's independent accountants for 2001; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on May 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         Stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the enclosed proxy and return it promptly in the self-addressed stamped envelope provided. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.


                                           By Order of the Board of Directors,

                                           GILBERT D. SCHARF
                                           Secretary

New York, New York
May 29, 2001



                            NIAGARA CORPORATION
                             667 Madison Avenue
                                 11th Floor
                          New York, New York 10021
                               (212) 317-1000

                              PROXY STATEMENT

                    2001 ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished to the stockholders of Niagara Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors" or the "Board") for use at the Company's 2001 Annual Meeting of Stockholders scheduled to be held on Tuesday, June 26, 2001, at 10:00 a.m. local time at the offices of M&T Bank, 350 Park Avenue, 6th Floor, New
York, New York 10022 (with any adjournment or postponement thereof, the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders of the Company on or about May 30, 2001.

         All stockholders of the Company are invited to attend the Annual Meeting. Due to limited seating capacity, persons who are not stockholders of the Company may attend the Annual Meeting only if invited by the Board. If you are a stockholder of the Company but not a holder of record, you must bring proof of beneficial ownership (e.g., a current broker's statement) in order to be admitted to the Annual Meeting.

         Shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, shares represented by such proxies will be voted (i) "FOR" the election of all six nominees to the Board of Directors and (ii) "FOR" ratification and approval of BDO Seidman LLP as the Company's independent accountants for 2001. The Board of Directors is not aware of any other matter which is to come before the Annual Meeting; if any other matter is properly presented for consideration, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Any proxy given pursuant to this solicitation can be revoked by the person giving such proxy at any time before it is voted. Proxies can be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although presence at the Annual Meeting without further action will not revoke a proxy). Any written notice revoking a proxy should be sent to: Niagara Corporation, Attention: Secretary, 667 Madison Avenue, New York, New York 10021, or hand delivered to the Secretary at or prior to the vote at the Annual Meeting.

         The Board of Directors has fixed the close of business on May 16, 2001 as the record date for the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 8,363,817 shares of Common Stock were issued and outstanding. On all matters voted upon at the Annual Meeting, holders of shares of Common Stock vote as a single class, with each record holder entitled to one vote per share.

         The presence, in person or by properly executed proxy, of holders of a majority of outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. A stockholder who abstains from a vote on a particular matter by registering an abstention will be deemed present at the Annual Meeting for quorum purposes, but will not be deemed to have voted on such matter. Proxies relating to "street name" shares voted by brokers on a discretionary basis on certain proposals will be treated as present for quorum purposes on all proposals, but will not be entitled to vote on any proposal as to which the broker does not have discretionary voting power and has not received instructions from the beneficial owner ("broker non-votes").


                     PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors has nominated six candidates for election at the Annual Meeting. Each nominee currently serves as a director of the Company. The directors elected at the Annual Meeting will hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

         If a quorum is present, those nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as directors. A "plurality" means that the nominees who receive the greatest number of votes present or represented by proxy are elected as directors, up to six directors. Any shares not voted "FOR" a particular director (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted to determine a plurality.

         Unless otherwise specified, shares represented by properly executed and returned proxies will be voted "FOR" all of the nominees listed below. Each nominee has consented to being named in the proxy statement and to serve if elected. If, prior to the Annual Meeting, any nominee becomes unavailable for election, which is not anticipated, the persons named in the enclosed proxy will have full discretion to vote or refrain from voting for any other person in accordance with their best judgment.

Nominees for Election

         Certain information with respect to the nominees for election as directors is set forth below.

         Michael J. Scharf, 58, has been the Chairman of the Board, President and Chief Executive Officer of the Company since its inception in 1993. He has also served as the Chairman of the Board and Chief Executive Officer of Niagara Cold Drawn Corp, which subsequently changed its name to Niagara LaSalle Corporation ("Niagara LaSalle"), and LaSalle Steel Company ("LaSalle"), since the dates of their acquisition by the Company and Niagara LaSalle, respectively, and currently holds various other positions with such subsidiaries. Since March 1999, Mr. Scharf has also been the Chairman of the Board and a director of Niagara LaSalle (UK) Limited ("Niagara UK"), a subsidiary of the Company which acquired eight steel bar businesses in the United Kingdom in May 1999. Since August 1994, Mr. Scharf has been a director of Maxcor (see below), and until August 1997, was also a Vice President of Maxcor and its Secretary and Treasurer. Since August 1989, Mr. Scharf also has been a private investor. Mr. Scharf received an A.B. degree from Princeton University and an M.B.A. from the Harvard Business School.

         Gilbert D. Scharf, 53, has been the Secretary and a director of the Company since its inception, and until March 1998, was also a Vice President of the Company and its Treasurer. He has also served as a director of Niagara LaSalle and LaSalle since the dates of their acquisition by the Company and Niagara LaSalle, respectively. Since August 1994, Mr. Scharf has been the Chairman of the Board, President and Chief Executive Officer of Maxcor Financial Group Inc., a holding company with operating subsidiaries in the financial services industry ("Maxcor"), and currently holds the same positions with Euro Brokers Investment Corporation, a financial services company and subsidiary of Maxcor, as well as of a number of its subsidiaries. Since 1989, Mr. Scharf also has been a private investor and the Chairman of Scharf Advisors, Inc. Mr. Scharf received a B.A. degree from Duke University.

         Frank Archer, 64, has been a director of the Company since May 1998. Mr. Archer has been the President and a director of Niagara LaSalle since its formation in 1986 and the President and a director of LaSalle since April 1997 when it was acquired by Niagara LaSalle. Mr. Archer received a Certificate in Tool and Die Design from the Cleveland Engineering Institute and an Associates degree from John Carroll University. He also attended the Advanced Management Program at the Harvard Business School.

         Gerald L. Cohn, 72, has been a director of the Company since its inception. Mr. Cohn is a private investor who, since 1968, has been involved in the financing and acquisition of companies, including AgMet, Inc., a refiner of precious metals and a recycler of ferrous and non-ferrous metals, Cadillac Cable Corp., a multi-plant manufacturer of copper and aluminum building wire, Pepco, Inc., a ferrous and non-ferrous metal recycler and ferrous stevedoring and shipping company, and DVI, Inc., a health service finance company for which Mr. Cohn currently serves as a financial advisory consultant and a director. He is also a director of Diametrics Medical, Inc. and Frazier Healthcare Investments, L.P. Mr. Cohn attended Penn State University.

         Andrew R. Heyer, 43, has been a director of the Company since its inception. Since August 1995, Mr. Heyer has been a Managing Director of CIBC World Markets Corp., an investment banking firm, co-head of its Leveraged Finance Group (and its predecessor) and co-head of CIBC World Markets High Yield Merchant Banking Funds. Since July 1998, Mr. Heyer also has been on the Investment Committee of Caravelle Advisors, L.L.C., the investment advisor to Caravelle Investment Fund, L.L.C. and Caravelle Investment Fund II, L.L.C., each of which is a collateralized debt obligation fund. In addition, since February 2000 he has been a member of Trimaran Fund Management, L.L.C., the investment advisor to Trimaran Fund II, L.L.C., a private equity fund. Mr. Heyer is also the Chairman of Hain Food Group, Inc. and a director of Hayes Lemmerz International, Inc. and Fairfield Corporation. Mr. Heyer received a B.S. degree and an M.B.A. from the Wharton School of the University of Pennsylvania.

         Douglas T. Tansill, 62, has been a director of the Company since March 1998. Since November 2000, Mr. Tansill has been an Advisor to UBS Warburg, an investment banking firm. From December 1994 through August 1998, Mr. Tansill was a Managing Director, and from August 1998 through November 2000 he was an Advisory Director, in the Investment Banking Division at Paine Webber Incorporated, an independent national securities firm. Mr. Tansill received a B.A. degree from Trinity College and an M.B.A. from the Harvard Business School.

Committees, Meetings and Compensation of the Board of Directors

         During 2000, the Board of Directors met two times. The Board of Directors has standing Audit and Compensation Committees. The Audit Committee is currently comprised of Messrs. Heyer (Chairman), Cohn and Tansill. Until April 2000, the Audit Committee was comprised of Messrs. Michael Scharf (Chairman), Heyer and Cohn. The Audit Committee recommends to the Board of Directors the accounting firm to be appointed as the Company's independent accountants; reviews with the Company's management and independent accountants the Company's operating results; and reviews with the Company's independent accountants the scope and results of the audit and the adequacy of the Company's internal accounting procedures and systems. The Charter of the Audit Committee, which sets forth in greater detail the Committee's responsibilities, is attached to this proxy statement as Appendix A. The Audit Committee met three times during 2000.

         The Compensation Committee is comprised of Messrs. Cohn (Chairman) and Tansill and considers and makes recommendations to the Board of Directors on matters relating to the cash and non-cash compensation of executive officers of the Company. The Compensation Committee also administers the Company's 1995 Stock Option Plan (the "Option Plan") and Employee Stock Purchase Plan, which were approved by the Company's stockholders in May 1996 and July 1998, respectively. The Compensation Committee met once during 2000.

         All directors attended 75% or more of the combined total meetings of the Board and Board Committees on which they serve.

         The non-employee members of the Board of Directors are compensated in a manner and at a rate determined from time to time by the full Board. Each member of the Board of Directors, other than Michael Scharf and Frank Archer, received as compensation for his service as a director during 2000
(i) $10,000 and (ii) a non-qualified stock option to purchase 10,000 shares of Common Stock granted on April 3, 2000 and exercisable at $5.50 per share (collectively, the "Director Options"). Each Director Option became exercisable as to 2,000 of the underlying shares on the date of grant and becomes exercisable as to an additional 2,000 of the underlying shares on each of the first through fourth anniversaries of the date of grant, provided the holder is then serving as a director of the Company. Upon a "change in control" of the Company (as defined in the Option Plan), each Director Option will become exercisable in full.

         The Company maintains directors and officers liability insurance which insures directors and officers of the Company and its subsidiaries against certain liabilities by them while serving in such capacities, and reimburses the Company and its subsidiaries for certain indemnification payments made by them to their directors and officers. These policies extend through March 12, 2002 at a total annual premium of $108,750. No claims have been made under these policies.

         The Board of Directors recommends that stockholders vote "FOR" the election of the six nominees listed above as directors.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is certain information concerning beneficial ownership of Common Stock as of May 16, 2001 by (i) each director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all directors and executive officers of the Company as a group and (iv) based on public filings made through May 16, 2001, persons known by the Company to be the beneficial owners of 5% or more of the outstanding shares of Common Stock.


                                                                                                Percentage
                   Name (1)                                        Number of Shares (2)      Beneficially Owned (3)
                   ----                                            ----------------          ------------------

Michael J. Scharf.............................................          1,717,600(4)               19.4%
Gilbert D. Scharf.............................................            589,700(5)                7.0%
Raymond Rozanski..............................................            296,250(6)                3.4%
Frank Archer..................................................            290,000                   3.4%
Andrew R. Heyer...............................................             66,500                    *
Gerald L. Cohn................................................             53,000                    *
Marc J. Segalman .............................................             40,000                    *
Douglas T. Tansill............................................             38,000                    *
All directors and executive officers as a group
 (eight persons)..............................................          3,091,050                  32.1%
Dimensional Fund Advisors, Inc. (7)...........................            567,800                   6.8%
Schloss Entities (8)..........................................            534,400                   6.4%
Wynnefield Group (9)..........................................            464,619                   5.6%

----------------
*  Less than 1%

(1) The address of each stockholder, other than Dimensional, the Schloss Entities and the Wynnefield Group (each as defined below), is c/o Niagara Corporation, 667 Madison Avenue, 11th Floor, New York, New York 10021.

(2) Includes shares of Common Stock issuable upon the exercise of stock options held by the stockholder that are currently exercisable or exercisable within 60 days ("Exercisable Options"). Beneficial Ownership of Exercisable Options is as follows: Michael J. Scharf -- 480,000; Gilbert D. Scharf -- 43,000; Raymond Rozanski -- 290,000; Frank Archer -- 290,000; Andrew R. Heyer -- 43,000; Gerald L. Cohn -- 43,000; Marc J. Segalman -- 40,000; Douglas T. Tansill -- 18,000;
       and all directors and executive officers as a group -- 1,247,000.

(3) Based upon 8,363,817 shares of Common Stock outstanding as of May 16, 2001, plus any shares of Common Stock issuable upon the exercise of Exercisable Options held by the stockholder (but not by any other stockholder).

(4) Includes 205,000 shares of Common Stock held by the Michael J. Scharf 1987 Grantor Income Trust and 194,500 shares of Common Stock held by the Scharf Family 1989 Trust. Michael Scharf is trustee of both of these trusts.

(5) Includes 238,700 shares of Common Stock held by the Gilbert D. Scharf Living Trust, of which Gilbert Scharf is trustee and 5,000 shares held by Gilbert Scharf for his son under the New York Uniform Transfer to Minor Act.

(6) Includes 6,250 shares of Common Stock held by a trust for the benefit of Mr. Rozanski's children, of which Mr. Rozanski is trustee.

(7) Information with respect to Dimensional Fund Advisors, Inc. ("Dimensional") and its holdings of Common Stock is based on Dimensional's Schedule 13G filed with the SEC on February 2, 2001. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(8) Information with respect to Walter & Edwin Schloss Associates, L.P., Schloss Management Company, Walter J. Schloss and Edwin W. Schloss (collectively, the "Schloss Entities") and their holdings of Common Stock is based on the Schloss Entities Schedule 13D filed with the SEC on December 14, 2000. The business address of each of the Schloss Entities is 350 Park Avenue, New York, New York 10022.

(9) Information with respect to Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Partners Small Cap Value, L.P.I (collectively, the "Wynnefield Group") and their holdings of Common Stock is based on the Wynnefield Group's Schedule 13D filed with the SEC on December 22, 2001. The business address of each member of the Wynnefield Group is 450 Seventh Avenue, Suite 509, New York, New York 10123.

Certain Relationships and Related Transactions

       Andrew Heyer, a current director and nominee for election as a director of the Company, is a Managing Director of CIBC World Markets Corp. CIBC World Markets Corp. is a subsidiary of CIBC Inc., which is one of five banks who are parties to a $90 million revolving credit and term loan agreement with Niagara LaSalle and LaSalle, the obligations of which are guaranteed by the Company. CIBC Inc.'s commitments under this credit agreement total approximately $22.7 million.

       Michael Scharf and Gilbert Scharf are brothers. There are no other family relationships among the Company's directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% stockholders") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and changes in ownership in the Company's equity securities and to furnish the Company with copies of all such forms. Based solely on its review of copies of such forms received by it, and written representations that no other reports were required, the Company believes that all such Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders with respect to the Company's fiscal year ended December 31, 2000 and its prior fiscal years were complied with on a timely basis.


                     EXECUTIVE OFFICERS OF THE COMPANY

       Set forth below is certain information with respect to each of the executive officers of the Company who is not also a director or director nominee of the Company.

       Raymond Rozanski, 55, has been a Vice President and the Treasurer of the Company since March 1998, Executive Vice President, Secretary, Treasurer and a director of Niagara LaSalle since its formation and Executive Vice President, Treasurer and a director of LaSalle since it was acquired by Niagara LaSalle. Mr. Rozanski has also been the Secretary and a director of Niagara UK since March 1999. Mr. Rozanski received a B.S. degree in Business Administration from the State University of New York at Buffalo.

       Marc J. Segalman, 42, has been a Vice President and the General Counsel of the Company since September 1997, and since March 2000, has been an Executive Vice President and the General Counsel of Niagara LaSalle and LaSalle. From October 1987 to August 1997, Mr. Segalman was an attorney in the mergers and acquisitions group of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Segalman received an A.B. degree from Dartmouth College and a J.D. degree from the Boston University School of Law.


                           EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table summarizes compensation paid by the Company and its subsidiaries during each of the last three fiscal years to the Company's Chief Executive Officer and its other executive officers as of December 31, 2000 (collectively, the "Named Executive Officers").


                                                                         Long-Term Compensation
                                                                         Securities Underlying       All Other
        Executive Officer           Year       Annual Compensation      Options (No. of Shares)   Compensation(2)
        -----------------           ----       -------------------      -----------------------   ------------
                                            Base Salary     Bonus(1)
                                            -----------     -----

Michael J. Scharf                   2000    $  480,000     $  240,000             --                $   12,563
   Chairman, President and CEO      1999    $  480,000         --               600,000             $   11,857
                                    1998    $  480,000     $  200,000             --                $   12,074

Frank Archer                        2000    $  225,000     $  125,000             --                $   12,563
   President of Niagara LaSalle     1999    $  225,000         --               100,000             $   12,000
   and LaSalle                      1998    $  225,000     $  150,000             --                $   13,940

Raymond Rozanski                    2000    $  225,000         --                 --                $   12,563
   Vice President and Treasurer     1999    $  225,000         --               100,000             $   12,000
                                    1998    $  225,000     $  150,000             --                $   13,904

Marc J. Segalman                    2000    $  225,000     $   75,000             --                $   12,563
   Vice President and General       1999    $  225,000         --                 --                $   12,000
   Counsel                          1998    $  225,000     $   50,000            25,000(3)          $    6,882

---------------------------

(1)    Paid in subsequent year.

(2) Amounts include (i) employer matching and additional contributions under the Niagara LaSalle 401(k) Retirement Savings Plan equal to a 100% match for the first 3% of employee contributions, a 50% match for the next 2% of employee contributions and an additional employer contribution equal to 2% of earnings, subject, in each case, to certain limitations, (ii) annual premiums ranging from $1,080 to $1,255 on life insurance policies providing coverage for such officers of two times annual salary, up to a maximum of $250,000 and
       (iii) annual premiums ranging from $1,095 to $1,283 on long-term disability policies providing for, in the event of disability, two-thirds of monthly earnings, up to a maximum of $10,000 per month. Certain perquisites and other personal benefits that aggregate in each case to less than the lesser of either $50,000 or 10% of the Named Executive Officer's annual salary and bonus have been omitted pursuant to Item 402(b)(2)(iii)(C)(1) of Regulation S-K.

(3) Reflects the repricing on December 15, 1998 of an option granted on September 8, 1997.


Stock Option Grants

         No stock options were granted to any of the Named Executive Officers during 2000.


Stock Option Exercises and Fiscal Year End Values

         No stock options were exercised by any of the Named Executive Officers during 2000.

         The following table sets forth, for each Named Executive Officer, the number of shares of Common Stock underlying the total number of stock options held by him at the Company's December 31, 2000 fiscal year end. Based on the closing price for the Common Stock as of such date, none of the stock options granted by the Company to its Named Executive Officers were in-the-money.


                 EXERCISABLE/UNEXERCISABLE STOCK OPTIONS AT
                              FISCAL YEAR END


                                 Number of Shares Underlying
                               Options at 2000 Fiscal Year End
                               -------------------------------
Name                           Exercisable         Unexercisable
----                           -----------         -------------

Michael J. Scharf                340,000              560,000

Frank Archer                     260,000              90,000

Raymond Rozanski                 260,000              90,000

Marc J. Segalman                 40,000               10,000


Pension Plan Table

      The following table sets forth estimated annual benefits payable to Michael Scharf upon his retirement from the Company under his Employment Agreement (see "Employment Contracts - Michael Scharf") based upon estimates of his Final Average Pay (as defined below) and years of service with the Company.


                             PENSION PLAN TABLE

                              Years of Service


   Final Average Pay              10                  15                20
   -----------------              --                  --                --

        $500,000               $125,000            $187,500          $250,000
        $550,000               $137,500            $206,250          $275,000
        $600,000               $150,000            $225,000          $300,000
        $650,000               $162,500            $243,750          $325,000
        $700,000               $175,000            $262,500          $350,000
        $750,000               $187,500            $281,250          $375,000
        $800,000               $200,000            $300,000          $400,000
        $850,000               $212,500            $318,750          $425,000
        $900,000               $225,000            $337,500          $450,000
        $950,000               $237,500            $356,250          $475,000
      $1,000,000               $250,000            $375,000          $500,000


       Mr. Scharf's Employment Agreement provides that he will be entitled, commencing on the first day of the month following his termination of employment with the Company, to receive an annual retirement benefit equal in amount to his Final Average Pay, multiplied by the product of his years of service with the Company and 2.5%, with 50% of such annual amount to be paid to his surviving spouse during her lifetime. Final Average Pay is defined in Mr. Scharf's Employment Agreement to mean the highest average of his combined annual salary and bonus over a three-consecutive-year period during the ten-year period immediately preceding the year in which he incurs a termination of his employment with the Company. Accordingly, Mr. Scharf's current Final Average Pay is $626,667. He had 7.67 years of service with the Company as of December 31, 2000. The estimated annual benefits set forth in the Pension Plan Table are computed on a straight-life annuity basis, commencing at normal retirement age, and are not subject to any deduction for social security or other offsetting amounts.

Employment Contracts

Michael Scharf

      The Company and Niagara LaSalle entered into an employment agreement with Michael Scharf dated as of January 1, 1999 (the "Employment Agreement"), providing, among other things, that he will continue to serve as the Chairman, Chief Executive Officer and President of the Company and the Chairman and Chief Executive Officer of Niagara LaSalle for the term of the Employment Agreement. Such term will be for five years, subject to annual one-year extensions commencing on January 1, 2002 unless the Company or Mr. Scharf provides the other with timely notice not to extend. The Employment Agreement provides that Mr. Scharf will be entitled to (i) an annual base salary ("Annual Base Salary") of not less than $480,000; (ii) a performance-based annual incentive bonus subject to the approval of the Company's stockholders (which was approved at the Company's 1999 Annual Meeting of Stockholders); (iii) a supplemental annual retirement benefit ("SERP") equal in amount to Mr. Scharf's Final Average Pay (as defined in the Employment Agreement), multiplied by the product of Mr. Scharf's years of service with the Company and 2.5%, with 50% of such annual amount to be paid to Mr. Scharf's surviving spouse during her lifetime; (iv) annual grants of stock options as determined by the Compensation Committee of the Board of Directors; and (v) medical coverage and specified fringe benefits.

      If Mr. Scharf's employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by Mr. Scharf due to a breach of the Employment Agreement by the Company, the Company will (i) provide Mr. Scharf with a lump sum amount equal to the product of (A) the greater of three and the number of years remaining in the term of the Employment Agreement ("Severance Multiple") and (B) the sum of Mr. Scharf's then current Annual Base Salary and the greater of Mr. Scharf's three-year average annual bonus and the target bonus for the year of termination; (ii) provide Mr. Scharf with a pro rata bonus for the year of termination; (iii) for the number of years equal to the Severance Multiple, provide Mr. Scharf with additional years of service credit under the SERP, continued life insurance benefits and continued exercisability of stock options; and (iv) cause all of Mr. Scharf's outstanding equity awards to vest. Mr. Scharf would also receive a gross-up payment for any excise tax payable under
Section 4999 of the Internal Revenue Code of 1986, as amended.

Other Named Executive Officers

      No Named Executive Officer other than Michael Scharf is a party to an employment agreement with the Company or any of its subsidiaries which is currently in effect.

                        FIVE-YEAR PERFORMANCE GRAPH

      The following graph compares cumulative total return of shares of Common Stock with the cumulative total return of (i) the Standard & Poor's 600 Smallcap index (the "S&P 600 Smallcap Index") and (ii) an industry peer group index comprised of five other publicly-traded steel companies (the "Steel Index"). The graph assumes $100 was invested on December 31, 1995 in shares of Common Stock, stocks comprising the S&P 600 Smallcap Index and the Steel Index, and the reinvestment of all dividends, and shows the percentage change from such date.

      The companies comprising the Steel Index are publicly-traded steel companies that produce, process and/or distribute steel bars. The companies comprising the Steel Index are: A.M. Castle & Co., Bayou Steel Corporation, Birmingham Steel Corporation, Nucor Corporation and Quanex Corporation.

                  COMPARATIVE STOCK PRICE PERFORMANCE (1)


                                      S&P 600
                       Niagara        Smallcap
    Date             Corporation        Index         Steel Index
    ----             -----------      --------        -----------

   Dec-95                0.000          0.000             0.000
   Jan-96                3.822          0.157             1.752
   Feb-96               26.044          3.328            (1.348)
   Mar-96                5.556          5.450             4.862
   Apr-96               13.889         11.437             6.412
   May-96               30.556         15.285             7.537
   Jun-96               25.000         10.677             0.425
   Jul-96               25.000          2.989           (11.571)
   Aug-96              (2.778)          9.240            (6.634)
   Sep-96               13.889         13.939            (0.425)
   Oct-96                0.000         13.064            (3.715)
   Nov-96               (5.556)        18.836             1.858
   Dec-96               (2.778)        20.132             1.274
   Jan-97               27.778         22.048             3.609
   Feb-97               26.400         19.430            (0.796)
   Mar-97               16.667         13.204            (8.174)
   Apr-97               25.000         14.517            (7.219)
   May-97               36.111         27.853             8.068
   Jun-97               30.556         33.402             8.971
   Jul-97               58.333         41.718            17.358
   Aug-97               86.111         45.178            21.020
   Sep-97              119.444         54.674            15.394
   Oct-97              100.000         47.927             5.255
   Nov-97              105.556         46.746             3.663
   Dec-97              119.444         49.595             0.584
   Jan-98              100.000         46.606             2.230
   Feb-98              112.511         59.851            12.580
   Mar-98               95.844         65.846            11.095
   Apr-98              120.844         66.746            16.084
   May-98              115.289         57.812             6.583
   Jun-98               97.222         58.167            (0.477)
   Jul-98              100.000         45.987           (10.509)
   Aug-98               33.333         17.721           (26.910)
   Sep-98               50.000         24.831           (25.848)
   Oct-98               54.867         30.537           (23.991)
   Nov-98               51.400         37.770           (24.521)
   Dec-98               29.178         46.457           (24.309)
   Jan-99               30.556         44.558           (21.974)
   Feb-99               66.667         31.412           (29.246)
   Mar-99               38.889         33.006           (33.014)
   Apr-99               61.111         41.718            (7.324)
   May-99               59.733         45.045           (14.861)
   Jun-99               26.400         53.196           (14.278)
   Jul-99               22.911         51.775           (13.428)
   Aug-99               11.111         44.979           (16.612)
   Sep-99                0.000         45.500           (17.728)
   Oct-99               (2.778)        45.062           (18.099)
   Nov-99                2.778         51.016           (20.381)
   Dec-99               (5.556)        63.328           (13.906)
   Jan-00               (5.556)        58.200           (24.098)
   Feb-00               (5.556)        79.265           (22.611)
   Mar-00                0.000         72.543           (24.735)
   Apr-00               (5.556)        69.513           (33.333)
   May-00               (5.556)        64.368           (38.588)
   Jun-00               (8.333)        73.988           (46.973)
   Jul-00               (3.467)        69.637           (39.649)
   Aug-00              (10.422)        84.550           (39.794)
   Sep-00              (16.667)        79.430           (46.071)
   Oct-00              (27.778)        80.462           (42.196)
   Nov-00              (42.356)        61.552           (43.842)
   Dec-00              (63.889)        81.329           (39.225)


(1) The comparisons in the performance graph above are set forth in response to SEC disclosure requirements and are not intended to forecast or be indicative of the future performance of the shares of the Common Stock (or of any of the indices or companies comprising them).

                    REPORT OF THE COMPENSATION COMMITTEE
                         OF THE BOARD OF DIRECTORS

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of Messrs. Cohn (Chairman) and Tansill, each of whom is an independent outside director and a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. There are no "interlocks", as defined by the SEC, with respect to any director who serves or for any part of 2000 served as a member of the Compensation Committee.

General

      The Compensation Committee is responsible for determining the compensation of the Company's executive officers and for administering the Option Plan and the Company's Employee Stock Purchase Plan. The Compensation Committee reviews and develops compensation policies and programs designed to enhance the Company's long-term profitability by attracting, motivating and retaining high-quality executives and aligning their individual interests with the long-term interests of the Company and its stockholders.

      Currently, the Compensation Committee's objectives are implemented through three components -- base salary, annual bonus and periodic stock option awards. In considering and determining these components, the Compensation Committee, among other things, reviews the Company's current and historical performance, evaluates the executive's contributions and performance for the relevant compensation period and receives the recommendations of the Chief Executive Officer. The Compensation Committee also takes into account the salary and bonus provisions in existing employment agreements with executives of the Company and its subsidiaries. In making compensation decisions, the Compensation Committee exercises its discretion and judgment based on the foregoing and other criteria, without applying a specific formula to determine the weight of each factor considered.

Compensation of the Chief Executive Officer

      The Company and Niagara LaSalle entered into an Employment Agreement with Michael Scharf dated as of January 1, 1999, providing, among other things, that Mr. Scharf will continue to serve as the Chairman, Chief Executive Officer and President of the Company and the Chairman and Chief Executive Officer of Niagara LaSalle for a term of five years, subject to extension (see "Employment Contracts -- Michael Scharf"). The Employment Agreement provides that the Company will pay Mr. Scharf an Annual Base Salary of not less than $480,000, subject to increase by the Board of Directors if warranted by the Company's growth during the period. The Compensation Committee, reflecting Mr. Scharf's own recommendation, did not recommend to the full Board an increase in Mr. Scharf's Annual Base Salary during 2000.

      The Employment Agreement also provides that Mr. Scharf is entitled to an annual incentive bonus based upon the Company achieving a performance goal (based on the Company's earnings before interest, taxes, depreciation and amortization) preapproved by the Compensation Committee for such year. The performance goal for 2000 was determined following discussions among members of the Compensation Committee and other directors of the Company, and in consultation with Mr. Scharf. Pursuant to this provision of the Employment Agreement, Mr. Scharf was paid a performance bonus of $240,000 for 2000.

      In light of prior stock option grants to Mr. Scharf, and reflecting Mr. Scharf's own recommendation, the Compensation Committee determined not to grant Mr. Scharf any further stock options during 2000.

Tax Considerations

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows tax deductions by a public company of compensation in excess of $1 million paid to its chief executive officer and four remaining most highly compensated executive officers in a taxable year. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other things, the compensation is payable only upon attainment of preestablished, objective performance goals under a plan approved by the Company's stockholders. Compensation attributable to the Option Plan has been designed to be, and should qualify as, "performance-based" under Section 162(m) of the Code. In addition, Mr. Scharf's performance-based bonuses are intended to so qualify as performance-based compensation.

      For 2000, no individual Named Executive Officer had total compensation exceeding the $1 million taxable year limit. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with the Company's compensation philosophy and the Company's strategic goals and best interests.

                           Compensation Committee
                           Gerald L. Cohn, Chairman
                           Douglas T. Tansill


                      REPORT OF THE AUDIT COMMITTEE OF
                           THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is currently comprised of three directors who are "independent" within the meaning of the Nasdaq Stock Market marketplace rules. The Audit Committee operates under a written Charter that was recommended by the Audit Committee to, and adopted by, the Board of Directors. A copy of the Charter is attached to this proxy statement as Appendix A.

      In the performance of its oversight responsibilities, as described in the Charter, with respect to 2000, the Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with the Company's management. The Committee also discussed with BDO Seidman LLP ("BDO Seidman"), the Company's independent accountants during 2000, the matters required to be discussed by Statement of Auditing Standards No. 61(Communication with Audit Committees), which includes, among other items, matters related to the conduct of the accountants' audit of the Company's financial statements.

      The Audit Committee has also received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which relates to the accountants' independence from management and the Company, and discussed with BDO Seidman that firm's independence. The Committee has also considered whether BDO Seidman's provision of non-audit services to the Company and its subsidiaries during 2000 (see Proposal 2 below) is compatible with maintaining BDO Seidman's independence.

      Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's 2000 Annual Report on Form 10-K for filing with the SEC.

                         Audit Committee
                         Andrew R. Heyer, Chairman
                         Gerald L. Cohn
                         Douglas T. Tansill


             PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors, on the recommendation of members of the Audit Committee, has appointed BDO Seidman as the Company's independent accountants for 2001, subject to ratification by the Company's stockholders. BDO Seidman has served as the Company's independent accountants since the Company's inception. For 2000, BDO Seidman audited the year-end financial statements of the Company and its subsidiaries, consulted in the preparation of the Company's Annual Report on Form 10-K, reviewed the Company's Quarterly Reports on Form 10-Q, audited the financial statements of certain benefit plans of the Company and its subsidiaries and provided assistance to personnel of the Company and its subsidiaries on accounting, tax and related matters.

      Audit Fees

      With respect to the year ended December 31, 2000, the aggregate fees charged the Company and its subsidiaries by BDO Seidman for auditing annual financial statements and reviewing interim financial statements were $322,765.

      Financial Information Systems Design and Implementation Fees

      During the year ended December 31, 2000, BDO Seidman did not render any financial information systems design and implementation services to the Company or its subsidiaries.

      All Other Fees

      The aggregate fees charged the Company and its subsidiaries by BDO Seidman for professional services rendered during the year ended December 31, 2000, other than for those services described above under "Audit Fees," were $161,702.

      The Board of Directors recommends that stockholders vote "FOR" the appointment of BDO Seidman as the Company's independent accountants for 2001. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of BDO Seidman as the Company's independent accountants for 2001. Unless a contrary instruction is indicated, a properly executed and returned proxy will be voted "FOR" the appointment of BDO Seidman as the Company's independent accountants for 2001. A failure to vote shares, either by abstention or broker non-vote, will have the same effect as a vote against this proposal.

      A representative of BDO Seidman is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he desires to do so, and to respond to appropriate questions from stockholders of the Company.


                          SOLICITATION OF PROXIES

      The costs of soliciting proxies for the Annual Meeting will be paid by the Company. In addition to the mailing of proxy materials, such solicitation may be made in person or by telephone, facsimile or telegram by directors and executive officers of the Company, who will receive no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.


                       STOCKHOLDER PROPOSALS FOR 2002

      Proposals which stockholders of the Company intended to present, pursuant to Rule 14a-8 under the Exchange Act, at next year's Annual Meeting of Stockholders must be received, in order to be considered for inclusion in the Company's proxy statement and form of proxy prepared in connection with such meeting, by the Secretary of the Company, at the Company's executive offices located at 667 Madison Avenue, New York, New York 10021, not later than the close of business on January 30, 2002. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary of the Company, at the Company's executive offices, not later than the close of business on April 15, 2002.


                           ADDITIONAL INFORMATION

      The Company's Annual Report on Form 10-K for the year ended
December 31, 2000, as filed with the Commission, is enclosed with this proxy statement (without exhibits or schedules), but is not to be regarded as proxy soliciting materials. The Company will provide without charge to each stockholder, upon written request, copies of the exhibits and schedules to such Form 10-K. Stockholders should address such written requests to: Niagara Corporation, Attention: Secretary, 667 Madison Avenue, New York, New York 10021. Such exhibits and schedules (and the Company's other public filings) can also be retrieved over the Internet from the SEC's EDGAR archives, found at its website, www.sec.gov.


                                    By Order of the Board of Directors,

                                    GILBERT D. SCHARF
                                    Secretary

New York, New York
May 29, 2001


                                                                 Appendix A

                   CHARTER OF THE AUDIT COMMITTEE OF THE
                 BOARD OF DIRECTORS OF NIAGARA CORPORATION

             Adopted on June 13, 2000; Revised on May 29, 2001


COMPOSITION OF THE COMMITTEE

      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Niagara Corporation (the "Corporation") shall be comprised of three or more directors as determined front time to time by resolution of the Board. The members of the Committee shall be elected by the Board at such time or times as may be determined by the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman.

      Each member of the Committee shall be an "independent" director within the meaning of the Nasdaq Stock Market marketplace rules. Notwithstanding the foregoing, as permitted by such rules, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise. Qualifications of Committee members shall be determined by the Board in its business judgment at the time of their appointment.


PURPOSE OF THE COMMITTEE

      The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial repotting and internal control functions of the Corporation and its subsidiaries.

      The Committee shall oversee the audit efforts of the Corporation's independent accountants and internal auditors, if any, and, in that regard, shall take such actions as it may deem necessary to satisfy itself that such accountants are, within the meaning of applicable rules and regulations, independent of management and the Corporation. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors, if any, and the financial and senior management of the Corporation.


MEETINGS OF THE COMMITTEE

      The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its responsibilities. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department, if any, and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should he discussed privately. In addition, the Committee (or its Chairman) should meet or confer with the independent accountants quarterly to receive their report concerning their review of the Corporation's quarterly consolidated financial statements prior to the filing of the same with the Securities and Exchange Commission ( the "SEC"). The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.


RESPONSIBILITIES OF THE COMMITTEE

      In carrying out its responsibilities, the Committee should, and shall have authority to:

      (1) Make recommendations to the Board, based on such factors as the Committee deems appropriate, as to the selection of the firm of independent accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

      (2) Review the performance of the Corporation's independent accountants and make recommendations to the Board regarding the replacement or termination of the independent accountants when circumstances warrant;

      (3) Oversee the independence of the Corporation's independent accountants by, among other things:

            (a) requiring such accountants to deliver to the Committee, on a periodic basis and in accordance with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as then in effect, a formal written statement delineating all relationships between such accountants and the Corporation;

            (b) actively engaging in a dialogue with such accountants with respect to any disclosed relationships or services that may impact their objectivity and independence; and

            (c) recommending that the Board take appropriate action to satisfy itself of such accountants' independence;

      (4) Make clear to management and instruct the Corporation's independent accountants that such accountants are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to stockholder ratification if determined by the Board), evaluation and termination of such accountants;

      (5) Review and accept, if appropriate, the annual audit plan of the Corporation's independent accountants, including the scope of audit activities;

      (6) Confirm with the Corporation's independent accountants that no management restrictions are being placed on the scope of such accountants' work;

      (7) Review with the Corporation's independent accountants the results of the audit of the Corporation's year-end financial statements, including the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as then in effect;

      (8) Review with management and the Corporation's independent accountants the Corporation's audited financial statements (and the footnotes thereto), and the independent accountants' opinion thereon;

      (9) Based on its review and discussions with management and the Corporation's independent accountants, make a recommendation to the Board as to whether the Corporation's audited consolidated financial statements should be included in the Corporation's Annual Report on Form 10-K for filing with the SEC;

      (10) Cause to be prepared and review and approve the report of the Committee required by the SEC to be included in the Corporation's proxy and consent statements;

      (11) Confirm (which confirmation may be performed by the Committee's Chairman) that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent accountants prior to filing with the SEC;

      (12) Review with management and the Corporation's independent accountants the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures;

      (13) Receive and review periodic reports from management or the Corporation's independent accountants, as the Committee may deem appropriate, to assess the impact on the Corporation and the Corporation's financial statements of any significant changes in accounting policies or significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board, the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a material impact on the Corporation or its financial statements;

      (14) Encourage and help establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent accountants, the Corporation's internal audit department, if any, and management;

      (15) Meet at least annually with the Corporation's general counsel, and outside counsel when the Committee deems appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

      (16) Review and reassess at least annually the adequacy of this Charter;

      (17) Maintain minutes or other records of meetings and activities of the Committee and report to the Board following meetings of the Committee; and

         (18) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate (including retaining outside counsel or other consultants or experts to advise the Committee if the Committee deems it necessary or appropriate).

                                   * * *

         While the Committee has the responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting an audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent accountants or to ensure that the Corporation complies with all applicable laws and regulations.


                            NIAGARA CORPORATION

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2001

         The undersigned hereby appoints Michael J. Scharf and Gilbert D. Scharf as Proxies, each with the power to appoint such stockholder's substitute, and hereby authorizes them, or either one of them, to represent and to vote, as designated below, all of the shares of Common Stock of Niagara Corporation (the "Company"), held of record by the undersigned on May 16, 2001, at the Annual Meeting of Stockholders to be held on Tuesday, June 26, 2001 at 10:00 a.m. local time and any and all adjournments or postponements thereof.

         1. Proposal 1 - Election of Directors-Nominees are: Michael J. Scharf, Gilbert D. Scharf, Frank Archer, Gerald L. Cohn, Andrew
            R. Heyer and Douglas T. Tansill.

|_| FOR all Nominees          |_| WITHHOLD AUTHORITY to vote for all Nominees

             |_| FOR all Nominees except

             (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

                                          ---------------------------------

         2. Proposal 2 - Ratify the appointment of BDO Seidman LLP as the Company's independent accountants for 2001.

                                 |_| FOR  |_| AGAINST  |_| ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

                                      Please sign exactly as your name
                                      appears herein. If shares are held by
                                      joint tenants, both must sign. When
                                      signing as an attorney, executor,
                                      administrator, trustee, or guardian,
                                      give your full title as such. If
                                      shares are held by a corporation, the
                                      corporation's president or other
                                      authorized officer must sign using
                                      the corporation's full name. If
                                      shares are held by a partnership, an
                                      authorized person must sign using the
                                      partnership's full name.

                                      Dated:  ___________________,2001

                                      ---------------------------------
                                             Signature

                                      ---------------------------------
                                          Signature if held jointly

                                      PLEASE MARK, DATE, SIGN, AND RETURN
                                      THIS PROXY PROMPTLY USING THE
                                      ENCLOSED SELF-ADDRESSED STAMPED
                                      ENVELOPE.